CONTRACT CHANGE ORDER

PURCHASER:	AMR Eagle Holding Corporation (the “Buyer”)

SELLER:	Bombardier Inc., as represented by Bombardier Aerospace, Commercial Aircraft (“Bombardier”)

PURCHASE AGREEMENT NO:	PA 0390 (the “Purchase Agreement”)

AIRCRAFT TYPE:	CRJ Model CL600-2C10
Series 701 (the “Aircraft”)

CONTRACT CHANGE ORDER NO:  10 (“CCO No. 10”)

DATED:                      December 2, 2009                                    PAGES:  107 (including attachments)

REASON FOR CHANGE:

To give effect to the exercise of Twenty-Two (22) Option Aircraft (the Twenty-Sixth (26th) to Forty-Seventh (47th) Firm Aircraft) and to incorporate changes to the Purchase Agreement as set forth below regarding:

1)
Amendment of the Purchase Agreement to reflect Buyer’s execution of its purchase rights with respect to Twenty-Two (22) of the Option Aircraft thereby increasing the purchase order from Twenty-Five (25) Firm Aircraft to Forty-Seven (47) Firm Aircraft;

2)	Amendment of Party Name;
3)	Amendment of Article 2.1 to reflect revised quantity of Aircraft and new issue of Specification; Article 2.3 Intentionally deleted;
4)	Amendment of Delivery Notices in Article 4.2.1;
5)	Amendment of Delivery Location in Article 4.3;
6)	Amendment of Articles 8.1, 8.2 and 8.3.3, Basic Aircraft Price;
7)	Amendment of Payment instructions in Article 11.2;
8)	Amendment of Article 12.1 – Buyer Information and Buyer Furnished Equipment;
9)	Amendment of Schedule A – Specification to reflect new issue of Specification;
10)	Amendment of Schedule B – Buyer Selected Optional Features;
11)	Amendment of Schedule C – Customer Support Services-Technical Support, Spare Parts, Training and Technical Data;
12)	Amendment of Schedule D – Warranty and Service Life Policy;
13)	Amendment of Schedule E-1 – 26th to 47th Firm Aircraft Delivery Schedule;
14)	Amendment of Schedule I – Economic Adjustment Formula;
15)	New Schedule L – Buyer Information Due Dates;
16)	Amendment of Letter Agreement No. 03 – Option Aircraft Payment Schedule;
17)	Amendment of Letter Agreement No. 04 – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
18)	Amendment of Letter Agreement No. 05 – Spares Support and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
19)	Amendment of Letter Agreement No. 08 – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
20)	Amendment of Letter Agreement No. 09 – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
21)	Amendment of Letter Agreement No. 10 – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
22)	Amendment of Letter Agreement No. 11 – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
23)	Amendment of Letter Agreement No. 13 – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
24)	Amendment of Letter Agreement No. 21 – Aircraft Training Devices;
25)	Amendment of Letter Agreement No. 22 – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
26)	Letter Agreement No. 24 dated June 11, 2003 Relating to Emergency Airworthiness Directives renamed Letter Agreement No.25;
27)	Letter Agreement No. 26 – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
28)	Letter Agreement No. 27 – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
29)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
30)	Other Matters;
31)	Delete the Non-Applicable Articles.

Page

DESCRIPTION OF CHANGES:

1.0	Exercise of Twenty-Two (22) Option Aircraft (Twenty-Sixth (26th) to Forty-Seventh (47th) Firm Aircraft)

1.1
This CCO No. 10 is in response to Buyer’s decision to exercise its purchase rights with respect to Twenty-Two (22) of the Option Aircraft provided for under Article 2.3 of the Purchase Agreement and Letter Agreement No. 02 firming up Aircraft Twenty-Six (26) to Forty-Seven (47).

1.2
Notwithstanding the terms and conditions of Letter Agreement No. 02 to the Purchase Agreement, wherein Buyer was required to exercise its purchase options in seven (7) blocks of three (3) Option Aircraft per block and one (1) last block of four (4) Option Aircraft, Buyer hereby exercises its right to purchase twenty-two (22) Option Aircraft (Twenty-Sixth (26th) to Forty-Seventh (47th) Firm Aircraft) (the “Exercised Option Aircraft”) simultaneously.  Accordingly, any reference to twenty-five (25) Firm Aircraft in the Purchase Agreement is hereby deleted and replaced with Forty-Seven (47) Firm Aircraft.

1.3	ALL TERMS AND CONDITIONS OF THE PURCHASE AGREEMENT AND ALL RELATED DOCUMENTS, EXCEPT AS AMENDED HEREIN, SHALL APPLY TO THE EXERCISED OPTION AIRCRAFT.

1.4
The parties hereto agree that this CCO No. 10 shall, upon execution, become part of the Purchase Agreement. Terms not otherwise defined herein shall have the meaning ascribed to such terms in the Purchase Agreement.

2.0	Party Name Change

2.1
All references to “Bombardier Aerospace, Regional Aircraft” and “BOMBARDIER” in the Purchase Agreement, including all Schedules, Amendments thereto and related Letter Agreements subsequently executed by the parties, are hereby deleted and replaced by “Bombardier Aerospace, Commercial Aircraft” and “Bombardier” respectively.

3.0	Purchase Agreement, Article 2.1 and 2.3

3.1
The subject matter is hereby amended to reflect the revised quantity of Firm Aircraft and to incorporate the specification issue that will be used to manufacture the Exercised Option Aircraft.  As such, Article 2.1 to the Purchase Agreement is deleted in its entirety and is replaced with the following:

"2.1               Subject to the provisions of this Agreement, Bombardier will sell and Buyer will purchase Forty-Seven (47) Canadair Regional Jet aircraft model CL600-2C10 Series 701 aircraft, certificated to seventy (70) passenger seats and manufactured pursuant to specification no. RAD-670-111, as amended previously through to issue E dated September 2002 for the first twenty-five (25) firm aircraft and RAD-670-100 Rev. J dated June 2009 for the last twenty-two (22) firm aircraft, attached hereto as Schedule A, as that specification may be modified from time to time in accordance with this Agreement (as so modified, the “Specification”), which Specification includes the Buyer selected optional features (“Buyer Selected Optional Features”) set forth in Schedule B hereto, (individually or collectively, the “Firm Aircraft”).”

3.2
Article 2.3 of the Agreement is deleted in its entirety as there are no additional Option Aircraft over and above the Twenty Two (22) Option Aircraft which are being exercised as the Twenty Sixth (26th) to Forty Seventh (47th) Firm Aircraft.

3.3           Attachment 1 to this CCO No. 10 is provided for Buyer’s convenience.

4.0	Delivery Notices, Article 4.2.1

4.1
The start date for the Delivery Notices in Article 4.2.1(a) needs to be amended for the Twenty-Sixth (26th) to Forty-Seventh (47th) Firm Aircraft. As such, Article 4.2.1(a) to the Purchase Agreement is deleted in its entirety and is replaced with the following:

“(a)
commencing on [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the first Twenty-Five (25) Firm Aircraft and on [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the Twenty-Sixth (26th) to Forty-Seventh (47th) Firm Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], as applicable, the Parties shall agree on the period of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] that may start on any day of the week (a “Delivery Week”) targeted for offer for acceptance of each Aircraft for the next [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Bombardier shall use reasonable efforts to meet this tentative Delivery Week, but shall not be bound by such tentative Delivery Week;”

4.2	Attachment 2 to this CCO No. 10 is provided for Buyer’s convenience.

5.0	Delivery Location, Article 4.3

5.1
The Delivery Location in Article 4.3 for the Exercised Option Aircraft is revised from Montreal to Mirabel, Quebec, Canada. As such, Article 4.3 to the Purchase Agreement is deleted in its entirety and is replaced with the following:

“4.3               Location

Each of the first Twenty-Five (25) Firm Aircraft will be delivered free and clear of all liens, claims, charges, and encumbrances of any nature whatsoever except those created by or through Buyer at Bombardier's facility in Montreal, Quebec, Canada.

Each of the Twenty-Sixth (26th) to Forty-Seventh (47th) Firm Aircraft will be delivered free and clear of all liens, claims, charges, and encumbrances of any nature whatsoever except those created by or through Buyer at Bombardier's facility in Mirabel, Quebec, Canada.”

5.2	Attachment 2 to this CCO No. 10 is provided for Buyer’s convenience.

6.0	Basic Aircraft Price, Articles 8.1, 8.2 and 8.3.3

6.1
The Basic Aircraft Price, for the first Twenty-Five (25) Firm Aircraft was [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] expressed in April 30, 1997 Dollars. The Basic Aircraft Price for the Twenty-Sixth (26th) to Forty-Seventh (47th) Firm Aircraft is revised from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] expressed in April 30, 1997 dollars to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] expressed in January 2009 dollars. Therefore, Article 8.1 to the Purchase Agreement is deleted in its entirety and is replaced with  the following:

“8.1               The basic price for the first Twenty-Five (25) Firm Aircraft, including Buyer Selected Optional Features, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Montreal, Quebec, Canada, is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] expressed in April 30, 1997 dollars.

The basic price for the Twenty-Sixth (26th) to Forty-Seventh (47th) Firm Aircraft, including Buyer Selected Optional Features, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Mirabel, Quebec, Canada is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] expressed in January 2009 dollars (the basic price for the first Twenty-Five (25) Firm Aircraft and the basic price for the Twenty-Sixth (26th) to Forty-Seventh (47th) Firm Aircraft, are collectively referred to as the “Basic Aircraft Price”).

Except as set forth below or elsewhere in this Agreement, the Basic Aircraft Price constitutes the entire price to be paid for each Aircraft, and unless expressly stated otherwise, for the products and services provided by Bombardier under this Agreement.”

6.2	Attachment 3 to this CCO No. 10 is provided for Buyer’s convenience.

6.3
The Basic Aircraft Price for the Twenty-Sixth (26th) to Forty-Seventh (47th) Firm Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The Basic Aircraft Price for any of the Twenty-Sixth (26th) to Forty-Seventh (47th) Firm Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] shall be subject to the escalation set forth in the Economic Adjustment Formula, provided that such escalation [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Accordingly, Article 8.2 to the Purchase Agreement is deleted in its entirety and is replaced with the following:

“8.2               (a)           Except as set forth below or elsewhere in this Agreement, the Basic Aircraft Price is subject to escalation in accordance with the formula set forth in Schedule I (the “Economic Adjustment Formula”). Notwithstanding the forgoing, the Twenty-Sixth (26th) to Forty-Seventh (47th) Firm Aircraft are subject to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(b)               [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(c)                          [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ”.

6.4	Attachment 4 to this CCO No. 10 is provided for Buyer’s convenience.

6.5
This CCO No. 10 confirms the previous amendment of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Therefore, Article 8.3.3 to the Purchase Agreement is deleted in its entirety and is replaced with the following:

“8.3.3               [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6.6	Attachment 5 to this CCO No. 10 is provided for Buyer’s convenience.

7.0	Payment Instructions, Article 11.2

7.1	The payment instructions set forth in Article 11.2 are replaced. Accordingly, Article 11.2 to the Purchase Agreement is deleted in its entirety and replaced with the following:

“11.2             Buyer shall make all payments due under this Agreement in immediately available funds by deposit on or before the due date to Bombardier’s account in the following manner:

Transfer to:                               [CONFIDENTIAL PORTION
OMITTED AND FILED SEPARATELY
WITH THE COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION
OMITTED AND FILED SEPARATELY
WITH THE COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT]

PLEASE REFERENCE:  INVOICE # AND/OR AIRCRAFT SERIAL #”

7.2	Attachment 6 to this CCO No. 10 is provided for Buyer’s convenience.

8.0	Buyer Information and Buyer Furnished Equipment, Article 12.1

8.1
The Buyer Information Dates set out in Article 12.1 are revised for the Twenty-Sixth (26th) to Forty-Seventh (47th) Firm Aircraft. Accordingly, Article 12.1 to the Purchase Agreement  is deleted in its entirety and is replaced with the following:

“12.1 (a)                                                                                                                             During the manufacture of the first Twenty-Five Firm Aircraft, Buyer shall provide to Bombardier on or before the date reasonably required by Bombardier, all information as Bombardier may reasonably request to manufacture the Aircraft including, the selection of furnishings.

Nine (9) months prior to the Scheduled Delivery Month of the first Aircraft, Buyer will:

(i)     provide Bombardier with an external paint scheme agreed on by the Parties;

(ii)                                                                                                                            select interior colors; and

(iii) provide to Bombardier, on drawings which will be forwarded to Buyer, language translations for interior and exterior Aircraft labels.

Failure of Buyer to comply with these requirements may result in an increase in the Purchase Price [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], a delay in delivery of the Aircraft, or both, in either case, reasonably related to Buyer’s failure.  Bombardier shall use its reasonable efforts to prevent or minimize such delay or Purchase Price increase.

(b)
During the manufacture of the Twenty-Sixth (26th) to Forty-Seventh (47th) Firm Aircraft, Buyer shall provide to Bombardier all information as Bombardier may reasonably request to manufacture the Aircraft.  Bombardier shall advise Buyer of the specific information required and the latest date by which such information is required, and Buyer shall provide such information by the date(s) so advised.  Bombardier shall provide such request for such information to Buyer by the date(s) stated in Schedule L to the Agreement.  The requested information and its applicable due date(s) shall be substantially as set out in Schedule L.

Failure of Buyer to comply with these requirements (excluding requirements related to Bombardier not providing the information to Buyer by the dates listed in Schedule L which delay Buyer in providing the information to Bombardier) may result in an increase [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], a delay in delivery of the Aircraft, or both, in either case, reasonably related to Buyer’s failure as set out in this paragraph. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].”

8.2           Attachment 6 to this CCO No. 10 is provided for Buyer’s convenience.

9.0	Schedule A to the Purchase Agreement

9.1
The Specification No. is hereby amended to incorporate the specification issue that will be used to manufacture the Twenty-Sixth (26th) to Forty-Seventh (47th) Firm Aircraft.  Accordingly, Schedule A to the Purchase Agreement is deleted in its entirety and is replaced with the following:

“SCHEDULE A

SPECIFICATION

Firm Aircraft                                        Specification No.                                              Issue and Date
1-25	RAD–670 –111As amended previously
through to Issue E,
September 2002

26-47                                   RAD-670-100 Rev. J                                                         June 2009"

9.2        Attachment 7 to this CCO No. 10 is provided for Buyer’s convenience.

10.0	Schedule B to the Purchase Agreement, Buyer Selected Optional Features

10.1
Schedule B, Buyer Selected Optional Features, is amended to incorporate a new Buyer Selected Optional Features list, Attachment IV, which is applicable to the Twenty-Sixth (26th) to Forty-Seventh (47th) Firm Aircraft, as set forth below.

The total amount of the Buyer Selected Optional Features for each of the Twenty-Sixth (26th) to Forty-Seventh (47th) Firm Aircraft is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] expressed in January 2009 dollars.

10.2	Schedule B is amended to incorporate the following new Attachment IV.

“ATTACHMENT IV

Buyer Selected Optional Features
(for Twenty-Sixth (26th) to Forty-Seventh (47th) Firm Aircraft)

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Page

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Page

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Page

SCHEDULE B

(Continued)

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT]

 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

1)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

10.3           Attachment 8 to this CCO No. 10 is provided for Buyer’s convenience.
11.0	Schedule C Customer Support Services – Technical Support, Spare Parts, Training and Technical Data

11.1	The manuals format in Article 4, Paragraph 4 is amended to reflect a change to the manuals format. Accordingly, a new Article 4, Paragraph 4.1.3 is added after Article 4, Paragraph 4.1.2 as follows:

“The Aircraft Maintenance Manual (“AMM”), Wiring Diagram Manual (“WDM”), System Schematic Manual (“SSM”), Illustrated Parts Catalog (“IPC”) and Fault Isolation Manual (“FIM”) will be delivered in SGML format."

11.2           Attachment 9 to this CCO No. 10 is provided for Buyer’s convenience.

12.0           Schedule D Warranty and Service Life Policy to the Purchase Agreement

12.1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

12.2	Attachment 10 to this CCO No. 10 is provided for Buyer’s convenience.

13.0	Schedule E-1 Firm Aircraft Delivery Schedule and Schedule E-2 Option Aircraft Delivery Schedule to the Purchase Agreement

13.1
Schedule E-1 Firm Aircraft Delivery Schedule is hereby amended to include the Delivery Month of the Twenty-Sixth (26th) to Forty-Seventh (47th) Firm Aircraft. Accordingly, Schedule E-1 is hereby deleted in its entirety and is replaced with the following:

“SCHEDULE E-1

Firm Aircraft Delivery Schedule

[CONFIDENTIAL	[CONFIDENTIAL

PORTION	PORTION
OMITTED AND	OMITTED AND
FILED SEPARATELY	FILED SEPARATELY
WITH THE	WITH THE
COMMISSION	COMMISSION
PURSUANT TO A	PURSUANT TO A
REQUEST FOR	REQUEST FOR
CONFIDENTIAL	CONFIDENTIAL
TREATMENT]	TREATMENT]

[CONFIDENTIAL	[CONFIDENTIAL
PORTION OMITTED	PORTION OMITTED
AND FILED	AND FILED
SEPARATELY WITH	SEPARATELY WITH
THE COMMISSION	THE COMMISSION
PURSUANT TO A	PURSUANT TO A
REQUEST FOR	REQUEST FOR
CONFIDENTIAL	CONFIDENTIAL
TREATMENT]	TREATMENT]

[CONFIDENTIAL	[CONFIDENTIAL
PORTION OMITTED	PORTION OMITTED
AND FILED	AND FILED
SEPARATELY WITH	SEPARATELY WITH
THE COMMISSION	THE COMMISSION
PURSUANT TO A	PURSUANT TO A
REQUEST FOR	REQUEST FOR
CONFIDENTIAL	CONFIDENTIAL
TREATMENT]	TREATMENT]

13.2
Schedule E-2 Option Aircraft Delivery Schedule is hereby deleted in  its entirety as there are no additional Option Aircraft over and above the Twenty Two (22) Option Aircraft which are being exercised as the Twenty-Sixth (26th) to Forty-Seventh (47th) Firm Aircraft.

13.3           Attachment 11 to this CCO No. 10 is provided for Buyer’s convenience.

14.0           Economic Adjustment Formula – Schedule I to Purchase Agreement

14.1
The Economic Adjustment Formula in Schedule I remains unchanged for the first Twenty-Five (25) Firm Aircraft but the Economic Adjustment Formula is revised for the for the Twenty-Sixth (26th) through Forty-Seventh (47th) Firm Aircraft. Accordingly, Schedule I is hereby deleted in its entirety and is replaced with the following:

“SCHEDULE I

1.	Economic Adjustment Formula First (1st) through Twenty-Fifth (25th) Firm Aircraft

1.1.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

1.2.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

(a)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(b)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(c)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURS UANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(d)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(e)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(f)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURS].

1.3.           CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH
THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

(a)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

(b)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(c)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.	Economic Adjustment Formula Twenty-Sixth (26th) through Forty-Seventh (47th) Firm Aircraft

2.1.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

2.2.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

(a)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(b)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(c)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(d)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(e)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

(f)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

2.3.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

(a)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

(b)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(c)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.4	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

14.2	Attachment 12 to this CCO No. 10 is provided for Buyer’s convenience.

Page

15.0           Schedule L – Buyer Information Due Dates

15.1	A new Schedule L is added to the Agreement setting out Buyer Information Due Dates.

“Schedule L
Buyer Information Due Dates

	[CONFIDENTIAL PORTION SEPARATELY WITH THE TO A REQUEST FOR.	OMITTED AND FILED COMMISSION PURSUANT CONFIDENTIAL TREATMENT]
[CONFIDENTIAL
PORTION OMITTED AND
FILED SEPARATELY
WITH THE COMMISSION
PURSUANT TO A
REQUEST FOR
CONFIDENTIAL
TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

15.2	Attachment 13 to this CCO No. 10 is provided for Buyer’s convenience.

Page

16.0	Letter Agreement No. 03 to the Purchase Agreement, Option Aircraft Payment Schedule

16.1 Letter Agreement No. 03 is amended as follows:

16.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

16.3
The non-refundable progress payments for the Option Aircraft set out in Article 1.0 (b) and (c) of Letter Agreement No. 03 are revised.  Accordingly, Articles 1.0 (b) and (c) of Letter Agreement No. 03 are hereby deleted in their entirety and are replaced with the following:

"(b)
A non-refundable [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] progress payment equal to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], of the Basic Aircraft Price of the relevant Option Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] shall be due within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the execution of this Contract Change Order No. 10;

(c)
A non-refundable [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] progress payment equal to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the Basic Aircraft Price of the relevant Option Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] shall be due [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to the first day of the Scheduled Delivery Month of the relevant Option Aircraft;”

16.4	Attachment 14 to this CCO No. 10 is provided for Buyer’s convenience.

17.0	Letter Agreement No. 04 to the Purchase Agreement- [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

17.1	Letter Agreement No. 04 is amended as follows:

17.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

1.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].”

17.3	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

17.4	Attachment 15 to this CCO No. 10 is provided for Buyer’s convenience.

18.0	Letter Agreement No. 05 to the Purchase Agreement-Spares Support and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

18.1	Letter Agreement no. 05 is amended as follows:

18.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

“1.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].”

Page

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

18.3           Attachment 16 to this CCO No. 10 is provided for Buyer’s convenience.

19.0	Letter Agreement No. 08 to the Purchase Agreement-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

19.1	Letter Agreement No. 08 is amended as follows:

19.2
Article 1.0 of Letter Agreement No. 08 is amended to revise the maximum quantity of Option Aircraft to Twenty-Two (22) and the maximum quantity of total aircraft purchased to Forty-Seven (47) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Accordingly, Article 1.0 of Letter Agreement No. 08 is deleted in its entirety and replaced with the following:

1.0              [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Page

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

19.3	Attachment 17 to this CCO No. 10 is provided for Buyer’s convenience.

20.0           Letter Agreement No. 09 to the Purchase Agreement, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

20.1           Letter Agreement No. 09 is amended as follows:

20.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

“3.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Page

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]”

20.3	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

20.4	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

20.5	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

“5.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.3	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]”

20.6           Attachment 18 to this CCO No. 10 is provided for Buyer’s convenience.

21.0	Letter Agreement No. 10 to the Purchase Agreement, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

21.1	Letter Agreement No. 10 is amended as follows:

21.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

“2.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

21.3 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

“3.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

[CONFIDENTIAL PORTION OMITTED AND FILED	[CONFIDENTIAL PORTION OMITTED
SEPARATELY	SEPARATELY
WITH THE	WITH THE
COMMISSION	COMMISSION
PURSUANT TO	PURSUANT TO
A REQUEST FOR	A REQUEST FOR
CONFIDENTIAL	CONFIDENTIAL
TREATMENT]	TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Page

[CONFIDENTIAL PORTION OMITTED AND FILED	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH
SEPARATELY WITH THE	THE COMMISSION
COMMISSION PURSUANT TO	PURSUANT TO
A REQUEST FOR	A REQUEST FOR
CONFIDENTIAL	CONFIDENTIAL
TREATMENT]	TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]”

21.4	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

“6.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]”

21.5	Attachment 19 to this CCO No. 10 is provided for Buyer’s convenience.

22.0	Letter Agreement No. 11 to the Purchase Agreement-[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

22.1	Letter Agreement No. 11 is amended as follows:

22.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Page

22.3	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

“2.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].”

22.4	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

“[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].”

22.5	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

“[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].”

22.6	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

“[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Page

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].”

22.7	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

“[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]”

22.8	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

“[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].”

22.9	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

“[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].”

22.10	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

Page

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

“[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].”

22.11	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

“[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];”

22.12	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

“[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];”

22.13	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

“j)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].”

22.14	Attachment 20 to this CCO No. 10 is provided for Buyer’s convenience.

23.0	Letter Agreement No. 13 to the Purchase Agreement, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

23.1           Letter Agreement No. 13 is amended as follows:

23.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

“1.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

23.3	Attachment 21 to this CCO No. 10 is provided for Buyer’s convenience.

24.0	Letter Agreement No. 21, Aircraft Training Devices

Page

24.1	Letter Agreement No. 21 is amended as follows:

24.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

“1.6	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

a)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

b)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

c)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].”

24.3 Attachment 22 to this CCO No. 10 is provided for Buyer’s convenience.

25.0	Letter Agreement No. 22 – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

25.1	Letter Agreement No. 22 is amended as follows:

25.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Page

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

25.3	Letter Agreement No. 22 is deleted in its entirety and replaced as follows:

“December 2, 2009

AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155

Subject:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Dear Sirs:

Letter Agreement No. 22 (this “Letter Agreement”) to the Purchase Agreement dated January 31, 1998 (the “Agreement”) between Bombardier Inc., represented by Bombardier Aerospace, Commercial Aircraft (“Bombardier”) and AMR Eagle Holding Corporation (“Buyer”) relating to the firm purchase of twenty-five (25) Canadair Regional Jet aircraft and Buyer’s option to purchase another twenty-five (25) such aircraft (collectively, the "Aircraft")

1.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

a.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
b.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
c.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
d.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
e.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
f.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
g.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
h.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
i.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.0
The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier, except as may be provided for in the Agreement.

5.0
This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.  In the event the Agreement is terminated, in whole or with respect to any one (1) or more particular Aircraft, this Letter Agreement, subject to the terms of Article 42 of the Agreement, shall also be terminated in whole or as to such particular Aircraft, as applicable.  All terms not defined herein shall have the meaning ascribed to them in the Agreement.  Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,
BOMBARDIER INC., as represented by
Bombardier Aerospace, Commercial Aircraft

Page

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Sr. Contracts Specialist                                                                           Director, Contracts

Acknowledged and Accepted
AMR EAGLE HOLDING CORPORATION

”

25.4	Attachment 23 to this CCO No. 10 is provided for Buyer’s convenience.

26.0	Letter Agreement No. 25 – Emergency Airworthiness Directive

26.1
A numbering error occurred in connection with Letter Agreement No. 24, Agreement Relating to Emergency Airworthiness Directive AD-2002-08-19 & AD-2003-2-51, dated June 11, 2003, which should have been Letter Agreement No. 25. Accordingly, Letter Agreement No. 24, Agreement Relating to Emergency Airworthiness Directive AD-2002-08-19 & AD-2003-2-51, is hereby amended and renumbered as Letter Agreement Number 25.

27.0	Letter Agreement No. 26 – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

27.1
A new Letter Agreement No. 26, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], is added to the Agreement to set forth the following commitments covering the Twenty-Sixth (26th) to Forty-Seventh (47th) Firm  Aircraft as set out below:

“December 2, 2009

AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155

Subject:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Dear Sirs:

Letter Agreement No. 26 (this “Letter Agreement”) to the Purchase Agreement dated January 31, 1998 (the “Agreement”) between Bombardier Inc., as represented by Bombardier Aerospace, Commercial Aircraft (“Bombardier”) and AMR Eagle Holding Corporation (“Buyer”, which term as used herein will include, as the context may require, American Eagle Airlines, Inc., as the prospective assignee of Buyer and expected ultimate purchaser of the Option Aircraft) relating to the firm purchase of twenty-five (25) Bombardier CL600-2C10 Series 701 aircraft and Buyer’s option to purchase another twenty-five (25) such aircraft

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in Annex A to this Letter Agreement or, if not defined in such Annex A, in the Agreement.

1.0           General

1.1
Pursuant to CCO No. 10 to the Agreement, Buyer has exercised its option to purchase twenty-two (22) of the twenty-five (25) CL600-2C10 Series 701 aircraft which are the subject matter of Letter Agreement No. 2 to the Agreement (each of such 22 aircraft, an “Option Aircraft”).

1.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.3	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.4	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

a)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

b)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

c)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

d)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.3	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Page

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.4	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.-0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

a)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

b)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Page

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

a)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

b)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Page

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

c)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

d)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Page

3.3	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Page

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.3           Certain Modifications

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

a)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

b)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Page

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

c)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

d)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.4	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

a)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

b)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Page

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

c)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

d)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.5	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Page

5.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6.0           Confidentiality

Any information related to the form and amount of the financing support described in this Letter Agreement which may be provided by Bombardier hereunder shall be deemed to be Evaluation Materials for purposes of Article 25 of the Agreement.

7.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

 8.0           Assignment

Subject to the immediately following sentence, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier, except as provided in the Agreement (provided that the parties acknowledge and agree that (a) Buyer may not assign this Letter Agreement [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  Notwithstanding anything in this Letter Agreement or in the Agreement to the contrary, each of the parties to this Letter Agreement agrees that, without the consent of any Bombardier Party, each of Buyer and Eagle may, following the delivery by Bombardier to Buyer of all Option Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, transfer all of its respective right, title and interest in and to this Letter Agreement to American; provided that any such transfer shall be conditioned on (a) Buyer concurrently transferring to American its right, title and interest in and to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and (b) in connection with any such transfer, Buyer, Eagle and American executing and delivering to each Bombardier Party an assignment, assumption and release agreement in which (x) each of Buyer and Eagle assigns all of its respective rights and obligations under this Letter Agreement to American and (y) American accepts such assignment and assumes all of the obligations of Buyer and Eagle under this Letter Agreement.

9.0           Relationship with Agreement

This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein, including, without limitation, Article 25 thereof.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

For and on behalf of	For and on behalf of

AMR Eagle Holding Corporation	BOMBARDIER INC.,
as represented byBombardier Aerospace,
Commercial Aircraft

_________________________	______________________
Name: ___________________	Name: ________________
Title: ____________________	Title: _________________

______________________
American Eagle Airlines, Inc.	.	Name: ________________
Title: __________________

_________________________	BOMBARDIER CAPITAL INC.
Name: ___________________
Title: ____________________
_______________________
Name: ________________
Title: _________________
AMR Corporation

_________________________	______________________
Name: ___________________	Name: ________________
Title: ____________________	Title: _________________”

27.2
The Attachments to Letter Agreement No. 26, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], are hereby incorporated into this CCO No. 10 by reference as if set forth herein in their entirety.

27.3
In the event of a conflict between Letter Agreement No. 26, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], as executed between the Parties and the language provided in this CCO No. 10, Letter Agreement No. 26, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], shall prevail.

27.4           Attachment 24 to this CCO No. 10 is provided for Buyer’s convenience.

28.0	Letter Agreement No. 27 – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

28.1
A new Letter Agreement No.27, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is added to the Agreement to set forth the following commitments covering the Twenty-Sixth (26th) to Forty-Seventh (47th) Firm Aircraft as set out below:

“December 2, 2009

AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155

Subject:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (26th to 47th Firm Aircraft)

Dear Sirs:

Letter Agreement No. 27 (this “Letter Agreement”) to the Purchase Agreement dated January 31, 1998 (the “Agreement”) between Bombardier Inc., represented by Bombardier Commercial Aircraft (“Bombardier”) and AMR Eagle Holding Corporation (“Buyer”) relating to the firm purchase of twenty-five (25) Canadair Regional Jet aircraft and Buyer’s option to purchase another twenty-five (25) such aircraft (collectively, the "Aircraft")

1.0           General

1.1
Pursuant to Contract Change Order No. 10 (“CCO No. 10”) to the Agreement, Buyer has exercised its option to purchase twenty-two (22) of the twenty-five (25) Option Aircraft which are the subject matter under Article 2.3 of the Agreement and Letter Agreement No. 2 to the Agreement. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.0           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.3	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Page

2.4	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.5	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.0
The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier, except as may be provided for in the Agreement.

4.0
This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.  In the event the Agreement is terminated, in whole or with respect to any one (1) or more particular Aircraft, this Letter Agreement, subject to the terms of Article 42 of the Agreement, shall also be terminated in whole or as to such particular Aircraft.  All terms not defined herein shall have the meaning ascribed to them in the Agreement.  Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,
Bombardier Aerospace, Commercial Aircraft

CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Sr. Contracts Specialist	Director, Contracts

Acknowledged and Accepted
AMR EAGLE HOLDING CORPORATION

”

28.2           Attachment 25 to this CCO No. 10 is provided for Buyer’s convenience.

29.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Page

29.1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

30.0           OTHER MATTERS

30.1           THIS CCO NO. 10 AND THE SUBJECT MATTER REFERRED TO HEREIN CONSTITUTE THE ENTIRE AGREEMENT BETWEEN BOMBARDIER AND BUYER AND SUPERSEDE AND CANCEL ALL PRIOR REPRESENTATIONS, BROCHURES, ALLEGED WARRANTIES, STATEMENTS, NEGOTIATIONS, UNDERTAKINGS, LETTERS, MEMORANDUMS OF AGREEMENT, ACCEPTANCES, AGREEMENTS, UNDERSTANDINGS, CONTRACTS AND COMMUNICATIONS, WHETHER ORAL OR WRITTEN, BETWEEN BOMBARDIER AND BUYER OR THEIR RESPECTIVE AGENTS, WITH RESPECT TO THE SUBJECT MATTER OF THIS CCO NO. 10.

30.2	ALL OTHER TERMS AND CONDITIONS OF THE PURCHASE AGREEMENT REMAIN UNCHANGED.

30.3
FOR ADMINISTRATIVE PURPOSES ONLY, A CONSOLIDATION OF THE   AMENDMENTS CONTAINED IN THIS CCO IS ATTACHED.  IN THE EVENT OF INCONSISTENCIES BETWEEN THE CONSOLIDATION AND THIS CCO, THIS CCO SHALL PREVAIL.  THIS CCO IS BINDING ON AND FROM THE DATE THAT IT IS SIGNED BY BOTH PARTIES.  EACH OF THE ATTACHED LETTER AGREEMENTS WILL BE DEEMED TO HAVE BEEN ISSUED OR AMENDED (AS THE CASE MAY BE) ON THE DATE THAT THIS CCO BECOMES BINDING, IRRESPECTIVE OF WHETHER SUCH LETTER AGREEMENTS ARE ACTUALLY ISSUED OR REISSUED ON THAT DATE.

31.0           DELETE THE NON-APPLICABLE ARTICLES.

31.1	THE CHANGE DESCRIBED IN THIS CHANGE NOTICE IS INTRODUCED UNDER THE PROVISIONS OF ARTICLE 15 – CHANGES.

Page

_________________________________________________________________________

FOR AND ON BEHALF OF:                                                                          FOR AND ON BEHALF OF:

BOMBARDIER INC. as represented	AMR EAGLE HOLDING
by Bombardier Aerospace, Commercial	CORPORATION
Aircraft

__________________________________                                                                                        ___________________________________

Name: CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Name: __________________________

Title:           Sr. Contracts Specialist                                                 Title:

Date:             December 2, 2009                                                                            Date:December 2, 2009

__________________________________

Name: CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Title:            Director, Contracts

Date:             December 2, 2009

Page

Attachment No. 1 to CCO No. 10

ARTICLE 2 - SUBJECT MATTER OF SALE

▲▲ 2.1
Subject to the provisions of this Agreement, Bombardier will sell and Buyer will purchase Forty-Seven (47) Canadair Regional Jet aircraft model CL600-2C10 Series 701 aircraft, certificated to seventy (70) passenger seats and manufactured pursuant to specification no. RAD-670-111, as amended previously through to issue E dated September 2002 for the first twenty-five (25) firm aircraft and RAD-670-100 Rev. J dated June 2009 for the last twenty-two (22) firm aircraft, attached hereto as Schedule A, as that specification may be modified from time to time in accordance with this Agreement (as so modified, the “Specification”), which Specification includes the Buyer selected optional features (“Buyer Selected Optional Features”) set forth in Schedule B hereto, (individually or collectively, the “Firm Aircraft”).

▲▲2.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

▲▲ 2.3	Intentionally Deleted.

▲▲ Amended
Initials

Buyer _________ Bombardier _________

Attachment No. 2 to CCO No. 10

4.1.2
The Delivery Schedule is expressed in calendar quarters (such quarter for an Aircraft being its “Scheduled Delivery Quarter”) and the Parties shall agree on the month of delivery for each Aircraft (the “Scheduled Delivery Month”) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  The Scheduled Delivery Month shall be within the Scheduled Delivery Quarter for the applicable Aircraft.

4.2	Delivery Notices

4.2.1	Bombardier shall give Buyer notice, by facsimile or telegraphic communication or other expeditious means, of the date of readiness of each Aircraft for inspection and acceptance by Buyer as follows:

(a) ▲▲
commencing on [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and on [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], as applicable, the Parties shall agree on the period of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] that may start on any day of the week (a “Delivery Week”) targeted for offer for acceptance of each Aircraft for the next [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Bombardier shall use reasonable efforts to meet this tentative Delivery Week, but shall not be bound by such tentative Delivery Week;”

(b)
Bombardier will give notice of no less than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to the first day of the relevant Aircraft’s Scheduled Delivery Month, confirming the Delivery Week on which the Aircraft will be available for delivery and inspection (the “Scheduled Delivery Week”) which shall commence within the Scheduled Delivery Month; and

(c)
Bombardier will give notice of no less than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. prior to the date on which the Aircraft will be ready for the commencement of Buyer's ground and flight inspection and acceptance (the “Readiness Date”), which Readiness Date shall in all cases be within the Scheduled Delivery Week and the Scheduled Delivery Month.

▲▲4.3	Location

Each of the first Twenty-Five (25) Firm Aircraft will be delivered free and clear of all liens, claims, charges, and encumbrances of any nature whatsoever except those created by or through Buyer at Bombardier's facility in Montreal, Quebec, Canada.

Each of the Twenty-Sixth (26th) to Forty-Seventh (47th) Firm Aircraft will be delivered free and clear of all liens, claims, charges, and encumbrances of any nature whatsoever except those created by or through Buyer at Bombardier's facility in Mirabel, Quebec, Canada.

4.4	Acceptance

4.4.1
At delivery, each Aircraft (a) will conform to the Specification, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and (b) shall not have any defects.

▲▲Amended
Initials

Buyer _________ Bombardier _________

Attachment No. 3 to CCO No. 10

calendar days prior to the first scheduled visit of such representatives and three (3) days for each subsequent visit.

7.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7.3
Bombardier’s facilities and those of its affiliates shall be accessible to Buyer's representatives during the normal working hours of such facilities.  Buyer's representatives shall have the right at any and all times during such normal business hours to observe the work at Bombardier's facilities and those of its affiliates where the work is being carried out, provided there shall be no disruption in the performance of the work.

7.4
Bombardier shall advise Buyer's representatives of the rules and regulations applicable to visitors of Bombardier and those of its affiliates at the facilities being visited.  Buyer's representatives shall conform to such rules and regulations, provided such rules and regulations are not discriminatorily applied to Buyer’s representatives.

7.5
At any time prior to delivery of the Aircraft, Buyer's representatives may request, in writing, correction of parts or materials which they reasonably believe are not generally acceptable or in accordance with the Specification.  Bombardier shall provide a written response to any such request.  Communication between Buyer's representative and Bombardier shall be solely through Bombardier's Contract Department or its designate.

ARTICLE 8 - BASIC AIRCRAFT PRICE

▲▲ 8.1 The basic price for the first Twenty-Five (25) Firm Aircraft, including Buyer Selected Optional Features, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in Montreal, Quebec, Canada, is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] expressed in April 30, 1997 dollars.

The basic price for the Twenty-Sixth (26th) to Forty-Seventh (47th) Firm Aircraft, including Buyer Selected Optional Features, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Mirabel, Quebec, Canada is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] expressed in January 2009 dollars (the basic price for the first Twenty-Five (25) Firm Aircraft and the basic price for the Twenty-Sixth (26th) to Forty-Seventh (47th) Firm Aircraft, are collectively referred to as the “Basic Aircraft Price”).

Except as set forth below or elsewhere in this Agreement, the Basic Aircraft Price constitutes the entire price to be paid for each Aircraft, and unless expressly stated otherwise, for the products and services provided by Bombardier under this Agreement.

▲▲ Amended
Initials

Buyer _________ Bombardier _________

Attachment No. 4 to CCO No. 10

▲▲8.2 (a)
Except as set forth below or elsewhere in this Agreement, the Basic Aircraft Price is subject to escalation in accordance with the formula set forth in Schedule I (the “Economic Adjustment Formula”). Notwithstanding the forgoing, the Twenty-Sixth (26th) to Forty-Seventh (47th) Firm Aircraft are subject to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(b)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(c)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

8.3	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

8.3.1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

▲▲ Amended
Initials

Buyer _________ Bombardier _________

Attachment No. 4 to CCO No. 10

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

8.3.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

(i)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Page 21A
▲▲ Amended
Initials

Buyer _________ Bombardier _________

Attachment No. 5 to CCO No. 10

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(ii)           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

▲▲8.3.3 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

▲▲ Amended
Initials

Buyer _________ Bombardier _________

Attachment No. 6 to CCO No. 10

▲▲11.2	Buyer shall make all payments due under this Agreement in immediately available funds by deposit on or before the due date to Bombardier’s account in the following manner:

Transfer to:                      [CONFIDENTIAL PORTION OMITTED
AND FILED SEPARATELY WITH THE
COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED
AND FILED SEPARATELY WITH THE
COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL
TREATMENT]

PLEASE REFERENCE:  INVOICE # AND/OR AIRCRAFT SERIAL #

11.3	All payments provided for under this Agreement shall be made so as to be received in immediately available funds on or before the dates stipulated herein.

11.4
Bombardier shall remain the exclusive owner of the Aircraft, free and clear of all rights, liens, charges or encumbrances created by or through Buyer, until such time as all payments referred to in Article 9 or Letter Agreement No. 3 as applicable with respect to the relevant Aircraft have been made.

ARTICLE 12 - BUYER INFORMATION AND BUYER FURNISHED EQUIPMENT

▲▲12.1 (a) During the manufacture of the first Twenty-Five Firm Aircraft, Buyer shall provide to Bombardier on or before the date reasonably required by Bombardier, all information as Bombardier may reasonably request to manufacture the Aircraft including, the selection of furnishings.

Nine (9) months prior to the Scheduled Delivery Month of the first Aircraft, Buyer will:

(i)     provide Bombardier with an external paint scheme agreed on by the Parties;

(ii)              select interior colors; and

(iii) provide to Bombardier, on drawings which will be forwarded to Buyer, language translations for interior and exterior Aircraft labels.

Failure of Buyer to comply with these requirements may result in an increase in the Purchase Price [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], a delay in delivery of the Aircraft, or both, in either case, reasonably related to Buyer’s failure.  Bombardier shall use its reasonable efforts to prevent or minimize such delay or Purchase Price increase.

▲▲ Amended
Initials

Buyer _________ Bombardier _________

Attachment No. 6 to CCO No. 10

(b)
During the manufacture of the Twenty-Sixth (26th) to Forty-Seventh (47th) Firm Aircraft, Buyer shall provide to Bombardier all information as Bombardier may reasonably request to manufacture the Aircraft.  Bombardier shall advise Buyer of the specific information required and the latest date by which such information is required, and Buyer shall provide such information by the date(s) so advised.  Bombardier shall provide such request for such information to Buyer by the date(s) stated in Schedule L to the Agreement. The requested information and its applicable due date(s) shall be substantially as set out in Schedule L.

Failure of Buyer to comply with these requirements (excluding requirements related to Bombardier not providing the information to Buyer by the dates listed in Schedule L which delay Buyer in providing the information to Bombardier) may result in an increase [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], a delay in delivery of the Aircraft, or both, in either case, reasonably related to Buyer’s failure as set out in this paragraph.. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Page 23A
▲▲ Amended
Initials

Buyer _________ Bombardier _________

Attachment No. 7 to CCO No. 10

▲▲SCHEDULE A

SPECIFICATION

Firm Aircraft                                    Specification No.                                              Issue and Date
1-25	RAD–670 –111 As amended previously
through to Issue E,
September 2002

      26-47                                   RAD-670-100 Rev. J                                                         June 2009

▲▲ Amended
Initials

Buyer._________ Bombardier _________

Attachment No. 8 to CCO No. 10

SCHEDULE B

▲ATTACHMENT IV

Buyer Selected Optional Features
(for Twenty-Sixth (26th) to Forty-Seventh (47th) Firm Aircraft)

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Page
▲Added
Initials

Buyer._________ Bombardier _________

Attachment No. 8 to CCO No. 10

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

Page
▲Added
Initials

Buyer._________ Bombardier _________

Attachment No. 8 to CCO No. 10

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Page
▲Added
Initials

Buyer._________ Bombardier _________

Attachment No. 8 to CCO No. 10

SCHEDULE B

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION
PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

1)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Page
▲Added
Initials

Buyer._________ Bombardier _________

Attachment No. 9 to CCO No. 10

which shall be updated by Bombardier from time to time.  These publications will be made available in paper or electronic (digital) format, where available, at Buyer’s option as soon as they are available.

▲4.1.3
The Aircraft Maintenance Manual (“AMM”), Wiring Diagram Manual (“WDM”), System Schematic Manual (“SSM”), Illustrated Parts Catalog (“IPC”) and Fault Isolation Manual (“FIM”) will be delivered in SGML format.

4.2	Shipment

Technical Data provided hereunder shall be delivered to the facilities designated by Buyer in the United States and at the time indicated in Attachment A. Bombardier shall provide to Buyer, as part of the publications included under this Agreement and at no cost to Buyer, preliminary Illustrated Parts Catalogs (“IPCs”) and Component Maintenance Manuals (“CMMs”) prior to the first initial provisioning conference, the delivery of the manuals is tentatively scheduled at [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to the first day of the Scheduled Delivery Quarter.

4.3	Proprietary Technical Data

It is understood and Buyer acknowledges that the Technical Data provided herein is proprietary to Bombardier and all rights to copyright belong to Bombardier and the Technical Data shall be kept confidential by Buyer.  Buyer agrees to use the Technical Data solely to maintain, operate, overhaul or repair the Aircraft or to make installation or alteration thereto subject to the provisions of the Agreement.

Technical Data shall not be disclosed to third parties or used by Buyer or furnished by Buyer for the design or manufacture of any aircraft or Spare Parts including Bombardier Parts or items of equipment, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  Notwithstanding the foregoing, Buyer shall inform its employees of the confidential nature of the Technical Data and otherwise use due care and diligence with respect to the protection of the confidential nature of the Technical Data, including the identification and labelling of the Technical Data as confidential.

4.4	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

▲Added                                                         Page 35
Initials

Buyer _________ Bombardier _________

Attachment No. 9 to CCO No. 10

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

▲▲Amended                                                         Page 36
Initials

Buyer _________ Bombardier _________

Attachment No. 10 to CCO No. 10

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.6	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

▲▲1.7 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.8	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.9	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

▲▲Amended                                                         Page 44
Initials

Buyer _________ Bombardier _________

Attachment No. 11 to CCO No. 10

▲▲ SCHEDULE E-1

Firm Aircraft Delivery Schedule

[CONFIDENTIAL	PORTION OMITTED

AND FILED	SEPARATELY WITH THE
COMMISSION	PURSUANT TO A
REQUEST FOR	CONFIDENTIAL
TREATMENT]

[CONFIDENTIAL	PORTION OMITTED
AND FILED	SEPARATELY WITH THE
COMMISSION	PURSUANT TO A
REQUEST FOR	CONFIDENTIAL
TREATMENT]

▲▲Amended                                                         Page
Initials

Buyer _________ Bombardier _________

Attachment No. 12 to CCO No. 10

▲ SCHEDULE I

7.1           Economic Adjustment Formula First (1st) through Twenty-Fifth (25th) Firm Aircraft

1.1.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

▲▲Amended                                                         Page
Initials

Buyer _________ Bombardier _________

Attachment No. 12 to CCO No. 10

1.2.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

(a)	CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(b)	CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(c)	CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(d)	CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(e)	CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(f)	CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.3	CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

▲▲Amended                                                         Page
Initials

Buyer _________ Bombardier _________

Attachment No. 12 to CCO No. 10

(a)	CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

(b)	CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(c)	CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7.2	2. Economic Adjustment Formula Twenty-Sixth (26th) through Forty-Seventh (47th) Firm Aircraft

2.1.	CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

2.2.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

a)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

b)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

c)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMT].

d)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

e)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

f)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

▲▲Amended                                                         Page
Initials

Buyer _________ Bombardier _________

Attachment No. 12 to CCO No. 10

2.3.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

(a)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

(b)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(c)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.4	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

▲▲Amended                                                         Page
Initials

Buyer _________ Bombardier _________

Attachment No. 13 to CCO No. 10

Schedule L
Buyer Information Due Dates

	[CONFIDENTIAL PORTION SEPARATELY WITH THE TO A REQUEST FOR.	OMITTED AND FILED COMMISSION PURSUANT CONFIDENTIAL TREATMENT]
[CONFIDENTIAL
PORTION OMITTED AND
FILED SEPARATELY
WITH THE COMMISSION
PURSUANT TO A
REQUEST FOR
CONFIDENTIAL
TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

▲▲Amended                                                         Page 66
Initials

Buyer._________ Bombardier _________

Attachment No. 14 to CCO No. 10

January 31, 1998

AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155

Subject:	OPTION AIRCRAFT PAYMENT SCHEDULE

Dear Sirs:

Letter Agreement No. 03 (this “Letter Agreement”) to the Purchase Agreement dated January 31, 1998 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and AMR Eagle Holding Corporation ("Buyer") relating to the firm purchase of twenty-five (25) Canadair Regional Jet aircraft  and Buyer’s option to purchase another twenty-five (25) such aircraft (collectively, the "Aircraft")

1.0▲▲The Basic Aircraft Price of the Option Aircraft shall be established on the same basis as that of the Firm Aircraft referred to in Article 8 of the Agreement. Bombardier requires and Buyer shall pay progress payments for the Option Aircraft, as follows:

(a)
A refundable deposit of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Option Aircraft is due within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the execution of the Agreement.  Upon execution of the Agreement (pending receipt of such deposit by Bombardier), Bombardier shall reserve and remove the Option Aircraft from the market for purchase by Buyer;

(b) ▲▲
A non-refundable [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] progress payment equal to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], of the Basic Aircraft Price of the relevant Option Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] shall be due within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the execution of this Contract Change Order No. 10;

▲▲Amended

LA No. 03-Option Aircraft
to Purchase Agreement 390

Initials

Buyer _________ Bombardier _________

Attachment No. 14 to CCO No. 10

(c)▲▲
A non-refundable [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] progress payment equal to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the Basic Aircraft Price of the relevant Option Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] shall be due [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to the first day of the Scheduled Delivery Month of the relevant Option Aircraft;”

(d)
The balance of the Purchase Price for each Option Aircraft, after deducting the payments made in this Letter Agreement (a) through (c) above, shall become due and payable on the Actual Delivery Date of the relevant Option Aircraft from Bombardier to Buyer; and

(e)	Except as otherwise provided in the Agreement, Bombardier shall not be obligated to pay any interest to Buyer on any deposits or progress payments referenced in this Letter Agreement.

2.0
The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier, except as may be provided for in the Agreement.

3.0
This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.  In the event the Agreement is terminated, in whole or with respect to any one (1) or more particular Aircraft, this Letter Agreement subject to the terms of Article 42 shall also be terminated in whole or as to such particular Aircraft, as applicable.  All terms not defined herein shall have the meaning ascribed to them in the Agreement.  Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

▲▲Amended

LA No. 03-Option Aircraft
to Purchase Agreement 390

Initials

Buyer._________ Bombardier _________

Attachment 15 to CCO No.10

January 31, 1998

AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155

Subject:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Dear Sirs:

Letter Agreement No. 04  (this “Letter Agreement”) to the Purchase Agreement dated January 31, 1998 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and AMR Eagle Holding Corporation ("Buyer") relating to the firm purchase of twenty-five (25) Canadair Regional Jet aircraft  and Buyer’s option to purchase another twenty-five (25) such aircraft (collectively, the "Aircraft")

▲▲ 1.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

▲▲1.1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.0
The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BOMBARDIER, except as may be provided for in the Agreement.

3.0	This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. In the event the Agreement is terminated, in

▲▲Amended

LA No. 04 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
to Purchase Agreement 390

Initials

Buyer _________ Bombardier _________

Attachment 16 to CCO No.10

January 31, 1998

AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155

Subject:	SPARES SUPPORT [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Dear Sirs:

Letter Agreement No. 05 (this “Letter Agreement”) to the Purchase Agreement dated                            January 31, 1998 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and AMR Eagle Holding Corporation ("Buyer") relating to the firm purchase of twenty-five (25) Canadair Regional Jet aircraft  and Buyer’s option to purchase another twenty-five (25) such aircraft (collectively, the "Aircraft")

▲▲1.0 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

▲▲Amended

LA No. 05 - Spares Support [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
to Purchase Agreement 390

Initials

Buyer _________ Bombardier _________

Attachment 17 to CCO No.10

January 31, 1998

AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155

Subject:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Dear Sirs:

Letter Agreement No. 08 (this “Letter Agreement”) to the Purchase Agreement dated                            January 31, 1998 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and AMR Eagle Holding Corporation ("Buyer") relating to the firm purchase of twenty-five (25) Canadair Regional Jet aircraft and Buyer’s option to purchase another twenty-five (25) such aircraft (collectively, the "Aircraft")

▲▲1.0 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

▲▲Amended

LA No. 08 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
to Purchase Agreement 390
- -
Initials

Buyer _________ Bombardier _________

Attachment 17 to CCO No.10

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.0
The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier, except as may be provided for in the Agreement.

3.0
This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. In the event the Agreement is terminated, in whole or with respect to any one (1) or more particular Aircraft, this Letter Agreement subject to the terms of Article 42 shall also be terminated in whole or as to such particular Aircraft, as applicable.  All terms not defined herein shall have the meaning ascribed to them in the Agreement.  Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,
BOMBARDIER INC.

CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Vice President, Contracts	President,
Bombardier Regional Aircraft Division	Bombardier Regional Aircraft Division

Acknowledged and Accepted
AMR EAGLE HOLDING CORPORATION

Daniel P. Garton
President

Date: January 31, 1998

▲▲Amended

LA No. 08 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
to Purchase Agreement 390
- -
Initials

Buyer _________ Bombardier _________

Attachment No. 18 to CCO No. 10

CONFIDENTIAL	PORTION OMITTED AND	FILED SEPARATELY WITH
THE COMMISSION	PURSUANT TO A	REQUEST FOR
CONFIDENTIAL	TREATMENT]

2.6	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.6.1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

CONFIDENTIAL	PORTION OMITTED AND	FILED SEPARATELY WITH
THE COMMISSION	PURSUANT TO A	REQUEST FOR
CONFIDENTIAL	TREATMENT]

3.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

▲▲3.1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

▲▲3.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

▲▲Amended                                                                             --
LA No. 09 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to
Purchase Agreement  390
Initials

Buyer _________ Bombardier _________

Attachment No. 18 to CCO No. 10

4.4.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.5	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.5.1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

▲▲Amended                                                                             -10-
LA No. 09 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to
Purchase Agreement  390
Initials

Buyer._________ Bombardier _________

Attachment No. 18 to CCO No. 10

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

CONFIDENTIAL	PORTION	OMITTED AND	FILED
SEPARATELY	WITH THE	COMMISSION	PURSUANT TO A
REQUEST FOR	CONFIDENTIAL	TREATMENT]

4.10.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.10.3	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.10.4▲▲[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

▲▲Amended                                                                             -16-
LA No. 09 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to
Purchase Agreement  390
Initials

Buyer._________ Bombardier _________

Attachment No. 18 to CCO No. 10

5.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.1▲▲	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.2▲▲	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.3▲▲	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].”

6.0
The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier, except as may be provided for in the Agreement.

7.0
This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.  In the event the Agreement is terminated, in whole or with respect to any one (1) or more particular Aircraft, this Letter Agreement subject to the terms of Article 42 shall also be terminated in whole or as to such particular Aircraft, as applicable.  All terms not defined herein shall have the meaning ascribed to them in the Agreement.  Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

▲▲Amended                                                                             -17-
LA No. 09 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to
Purchase Agreement  390
Initials

Buyer._________ Bombardier _________

Attachment No. 19 to CCO No. 10

January 31, 1998

AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155

Subject:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Dear Sirs:

Letter Agreement No. 10 (this “Letter Agreement”) to the Purchase Agreement dated January 31, 1998 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and AMR Eagle Holding Corporation ("Buyer") relating to the firm purchase of twenty-five (25) Canadair Regional Jet aircraft  and Buyer’s option to purchase another twenty-five (25) such aircraft (collectively, the "Aircraft")

1.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.0▲▲ [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.0▲▲	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
COMMISSION PURSUANT TO A	COMMISSION PURSUANT TO
REQUEST FOR CONFIDENTIAL	A REQUEST FOR
TREATMENT]	CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
COMMISSION PURSUANT TO	COMMISSION
A REQUEST FOR	PURSUANT TO
CONFIDENTIAL	A REQUEST FOR
TREATMENT]	CONFIDENTIAL
TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
.
4.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

a)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

▲▲Amended                                                                             --
LA No. 10 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to
Purchase Agreement  390
Initials

Buyer._________ Bombardier _________

Attachment No. 19 to CCO No. 10

6.0▲▲[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

8.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

▲▲Amended                                                                             -4-
LA No. 10 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to
Purchase Agreement 390
Initials

Buyer _________ Bombardier _________

Attachment No. 20 to CCO No. 10

January 31, 1998

AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155

Subject:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Dear Sirs:

Letter Agreement No. 11 (this “Letter Agreement”) to the Purchase Agreement dated                            January 31, 1998 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and AMR Eagle Holding Corporation ("Buyer") relating to the firm purchase of twenty-five (25) Canadair Regional Jet aircraft and Buyer’s option to purchase another twenty-five (25) such aircraft (collectively, the "Aircraft")

1.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

▲▲2.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

▲▲Amended                                                                             --
LA No. 11 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to
Purchase Agreement 390

Initials

Buyer._________ Bombardier _________

Attachment No. 20 to CCO No. 10

▲▲ANNEX A

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

▲▲2.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
.
▲▲3.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

▲▲4.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT],

▲▲Amended                                                                             --
LA No. 11 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to
Purchase Agreement 390

Initials

Buyer._________ Bombardier _________

Attachment No. 20 to CCO No. 10

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

9.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

▲▲a)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

▲▲b)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

c)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

10.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

▲▲11.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

▲▲Amended                                                                             -8-
LA No. 11 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to
Purchase Agreement 390

Initials

Buyer _________ Bombardier _________

Attachment No. 20 to CCO No. 10

ANNEX A
APPENDIX A

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

a)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

b)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

c)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

d)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

e)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

f)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

g)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

h)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

i)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

j)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

▲▲Amended                                                                             -9-
LA No. 11 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to
Purchase Agreement 390

Initials

Buyer _________ Bombardier _________

Attachment No. 21 to CCO No. 10

January 31, 1998

AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155

Subject:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Dear Sirs:

Letter Agreement No. 13 (this “Letter Agreement”) to the Purchase Agreement dated January 31, 1998 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and AMR Eagle Holding Corporation ("Buyer") relating to the firm purchase of twenty-five (25) Canadair Regional Jet aircraft  and Buyer’s option to purchase another twenty-five (25) such aircraft (collectively, the "Aircraft")

1.0▲▲	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

▲▲Amended                                                              --
LA No. 13 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
to Purchase Agreement 390
.

Initials

Buyer._________ Bombardier _________

Attachment No. 21 to CCO No. 10

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

▲▲Amended                                                              --
LA No. 13 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
to Purchase Agreement 390
.

Initials

Buyer._________ Bombardier _________

Attachment No. 22 to CCO No. 10

(a)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(b)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(c)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.3	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.4	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.5	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.6▲▲ [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

a)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

b)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

▲▲Amended                                                              --
LA No. 21 Aircraft Training Devices
to Purchase Agreement 390

Initials

Buyer._________ Bombardier _________

Attachment No. 22 to CCO No. 10

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

c) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(A)

▲▲Amended                                                              --
LA No. 21 Aircraft Training Devices
to Purchase Agreement 390

Initials

Buyer._________ Bombardier _________

Attachment No. 23 to CCO No. 10

December 2, 2009

AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155

Subject:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Dear Sirs:

Letter Agreement No. 22 (this “Letter Agreement”) to the Purchase Agreement dated January 31, 1998 (the “Agreement”) between Bombardier Inc., represented by its Bombardier Inc., represented by Bombardier Aerospace, Commercial Aircraft (“Bombardier”) and AMR Eagle Holding Corporation (“Buyer”) relating to the firm purchase of twenty-five (25) Canadair Regional Jet aircraft and Buyer’s option to purchase another twenty-five (25) such aircraft (collectively, the "Aircraft")

▲▲1.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

a.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
b.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
c.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
d.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
e.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
f.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
g.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
h.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
i.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

▲▲2.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

▲▲3.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.0
The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier, except as may be provided for in the Agreement.

5.0
This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.  In the event the Agreement is terminated, in whole or with respect to any one (1) or more particular Aircraft, this Letter Agreement, subject to the terms of Article 42 of the Agreement, shall also be terminated in whole or as to such particular Aircraft, as applicable.  All terms not defined herein shall have the meaning ascribed to them in the Agreement.  Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,
BOMBARDIER INC., as represented by
Bombardier Aerospace, Commercial Aircraft

Jeffrey Lazare	Craig Allan
Sr. Contracts Specialist	Director, Contracts

Acknowledged and Accepted
AMR EAGLE HOLDING CORPORATION

1.1

▲▲Amended                                                              --
LA No. 22 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
to Purchase Agreement 390
Initials

Buyer _________ Bombardier _________

Attachment No. 24 to CCO No. 10

[See Letter Agreement No. 26 with accompanying attachments.]

▲▲Amended                                                              --
LA No. 26 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
to Purchase Agreement 390
Initials

Buyer _________ Bombardier _________

Attachment No. 25 to CCO No. 10

December 2, 2009

AMR Eagle Holding Corporation
Fort Worth
Texas, U.S.A.
76155

Subject:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Dear Sirs:

Letter Agreement No. 27 (this “Letter Agreement”) to the Purchase Agreement dated January 31, 1998 (the “Agreement”) between Bombardier Inc., represented by Bombardier Aerospace Commercial Aircraft (“Bombardier”) and AMR Eagle Holding Corporation (“Buyer”) relating to the firm purchase of twenty-five (25) Canadair Regional Jet aircraft and Buyer’s option to purchase another twenty-five (25) such aircraft (collectively, the "Aircraft")

1.0           General

1.1
Pursuant to Contract Change Order No. 10 (“CCO No. 10”) to the Agreement, Buyer has exercised its option to purchase twenty-two (22) of the twenty-five (25) Option Aircraft which are the subject matter under Article 2.3 of the Agreement and Letter Agreement No. 2 to the Agreement. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

▲Added
LA No. 27 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
to Purchase Agreement 390
Initials

Buyer _________ Bombardier _________

Attachment No. 25 to CCO No. 10

2.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.3	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.4	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.5	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.0
The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier, except as may be provided for in the Agreement.

▲Added
LA No. 27 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
to Purchase Agreement 390
Initials

Buyer _________ Bombardier _________

Attachment No. 25 to CCO No. 10

4.0
This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.  In the event the Agreement is terminated, in whole or with respect to any one (1) or more particular Aircraft, this Letter Agreement, subject to the terms of Article 42 of the Agreement, shall also be terminated in whole or as to such particular Aircraft.  All terms not defined herein shall have the meaning ascribed to them in the Agreement.  Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,
Bombardier Aerospace, Commercial Aircraft

CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Sr. Contracts Specialist	Director, Contracts

Acknowledged and Accepted
AMR EAGLE HOLDING CORPORATION

▲Added
LA No. 27 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
to Purchase Agreement 390
Initials

Buyer _________ Bombardier _________